INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
INCOME TAXES
INCOME TAXES

15.    INCOME TAXES

The Company’s quarterly tax provision is based upon an estimated annual effective tax rate. The Company’s provision for income taxes has not been historically significant to the business as the Company has incurred operating losses to date. The provision for income taxes consists primarily of state taxes in jurisdictions in which the Company conducts business.

The Company’s provision for income taxes was $0.2 million and $0.2 million for the nine months ended September 30, 2020 and 2019, respectively, with an effective tax rate of (0.1)% and (0.1)%, respectively. The effective tax rate differs from the U.S. statutory tax rate primarily due to the valuation allowances on the Company’s deferred tax assets as it is more likely than not that some or all of the Company’s deferred tax assets will not be realized.

16.INCOME TAXES

Income before income taxes consisted entirely of losses from domestic operations of $338.9 million, $239.6 million and $84.8 million for the calendar years ended December 31, 2019, December 31, 2018 and December 31, 2017, respectively.

For the years ended December 31, 2019, 2018, and 2017, we have not recorded any federal income tax expense or benefit due to the full valuation allowance. We incurred state income tax expense for the years ended December 31, 2019 and 2018 of $0.3 million and $0.4 million, respectively, and did not record any state income tax expense for the year ended December 31, 2017.

The following table summarizes the components of our income tax benefit for the periods presented (in thousands):

	Year Ended December 31,
	2019	2018	2017
Current income tax expense:
Federal	$—	$—	$—
State	252	377	—
Total current income tax expense	252	377	—
Deferred income tax benefit:
Federal	—	—	—
State	—	—	—
Total deferred income tax benefit	—	—	—
Income Tax Provision	$252	$377	$—

Effective Tax Rate

The following table presents a reconciliation of the federal statutory rates of 21% and 34% to our effective tax rate for the periods presented:

	Year Ended December 31,
	2019	2018	2017
Federal tax benefit at statutory rate	21.0%	21.0%	34.0%
State income taxes, net of federal benefit	3.2	2.6	2.9
Non-deductible expenses and other	(0.1)	(0.9)	(0.1)
Non-deductible warrant expenses	0.4	(1.6)	—
Share-based compensation	(0.4)	0.4	(0.8)
Change in federal tax rate	—	—	(21.1)
Change in valuation allowance, net	(25.2)	(22.6)	(16.0)
Research and development credits	1.0	0.9	1.1
Effective tax rate	(0.1)%	(0.2)%	(0.0)%

For 2019, 2018 and 2017, our effective tax rate differs from the amount computed by applying the statutory federal and state income tax rates to net loss before income tax, primarily as the result of state income taxes, R&D credits and changes in our valuation allowance.

Deferred Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income taxes purposes. Significant components of our deferred tax assets and liabilities as of December 31, 2019 and 2018, are as follows (in thousands):

	2019	2018
Deferred tax assets:
Accrued and reserves	$4,231	$4,685
Inventory	15,181	15,419
Tax credits	10,880	5,334
Lease Liability	14,800	—
Net operating loss	149,141	66,427
Total gross deferred tax assets	194,233	91,865
Depreciation and amortization	(4,749)	(3,179)
Goodwill	(114)	—
Lease ROU Asset	(14,507)	—
Valuation allowance	(174,863)	(88,686)
Net deferred tax assets	$—	$—

The Company assesses the realizability of deferred tax assets based on the available evidence, including a history of taxable income and estimates of future taxable income. In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that all or some portion of deferred tax assets will not be realized. Due to the losses the Company generated in the current and prior years, the Company believes it is not more likely than not that all of the deferred tax assets can be realized. Accordingly, the Company established and recorded a full valuation allowance on its net deferred tax assets of $174.9 million as of December 31, 2019 and a full valuation allowance on its net deferred tax assets of $88.7 million as of December 31, 2018. The valuation allowance increased by $86.2 million and $55.0 million for 2019 and 2018 respectively primarily as a result of current year losses.

As of December 31, 2019, the Company had federal and state net operating loss (“NOL”) carryforwards of $630.4 million and $421.0 million, respectively. For NOLs arising after December 31, 2017, the Tax Cuts and Jobs Act of 2017 limits a taxpayer’s ability to utilize NOL carryforwards to 80% of taxable income and can be carried forward indefinitely (carryback is generally prohibited). In the Company’s case this would apply to federal NOLs generated in 2018 and 2019 of $166.3 million and $347.5 million, respectively. NOLs generated in tax years beginning before January 1, 2018 will not be subject to the taxable income limitation and will continue to have a two-year carryback and twenty-year carryforward period. California NOLs have a carryover period of 20 taxable years following the year of the loss. Additionally, the Company has U.S. federal research tax credit carryforwards of $10.7 million that begin to expire in 2034. The Company also has state research tax credit carryforwards of $5.6 million that have an indefinite carryforward period.

Section 382 of the Internal Revenue Code (the “Code”) limits the use of net operating losses and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company. Utilization of the net operating loss carryforwards are subject to various limitations due to the ownership change limitations provided by Internal Revenue Code (IRC) Section 382 and similar state provisions.

Unrecognized Tax Benefits

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Year Ended December 31,
	2019	2018	2017
Unrecognized tax benefits as of the beginning of the year	$2,433	$862	$—
Increases related to prior year tax provisions	383	197	332
Decrease related to prior year tax provisions	(247)	—	—
Increase related to current year tax provisions	2,464	1,374	530
Unrecognized tax benefits as of the end of the year	$5,033	$2,433	$862

Due to the full valuation allowance at December 31, 2019, current adjustments to the unrecognized tax benefit will have no impact on our effective income tax rate. $4.7 million would impact the effective tax rate if adjustments are made after the valuation allowance is released. We do not anticipate any significant change in our uncertain tax positions within 12 months of this reporting date.

The Company’s policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on the Company’s consolidated balance sheets. To date, the Company has not recognized any interest and penalties in its consolidated statements of operations, nor has it accrued for or made payments for interest and penalties. We are subject to income tax in the U.S. and in various states. Due to the history of net operating losses, we are subject to U.S. federal, state and local examinations by tax authorities for all years since incorporation.